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                                                                      EXHIBIT 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File Nos. 33-16939, 33-32600, 33-43314, 33-43318,
33-56205, 33-62957, 333-00449, 333-01189, 333-33177, 333-43121) of Telxon
Corporation and Subsidiaries of our report, dated August 6, 1999, relating to the consolidated financial statements and financial statement schedule which appears in this Form 10-K.

/s/ PricewaterhouseCoopers LLP

Cleveland, Ohio
August 6, 1999